UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-02328

Boulder Growth & Income Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2008

Date of reporting period:	November 30, 2008

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER GROWTH & INCOME FUND, INC

TABLE OF CONTENTS

1	Letter from the Advisers

5	Financial Data

6	Portfolio of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Additional Information

30	Summary of Dividend Reinvestment Plan

32	Directors and Officers

LETTER FROM THE ADVISERS

Dear Shareholder:

The total return on NAV for the Boulder Growth & Income Fund (BIF) for the fiscal year ending 11/30/2008 was -21.8%. The S&P 500 Index was down 38.1% over the same period. The Fund outperformed the S&P 500 Index by 16.3%. It sounds good, but being down nearly 22% is never good, regardless of what the market does. In the past year the entire US economy didn’t just have a bad year, it suffered a cataclysmic shift –downward. BIF got caught in this downturn to an extent, but it managed to avoid some of the worst of it with the cash it held from the rights offering in June. Most of the rights offering proceeds were invested in defensive, cash or cash-equivalent positions, prior to or during the worst months—October and November. What has taken place in our economy and in our Fund is not something that will correct itself in the near term.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since
	Ended	Ended	Ended	Ended	Ended	January
Cumulative Returns	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	2002**
Boulder Growth & Income Fund	-12.6%	-20.1%	-21.8%	2.7%	5.5%	4.2%
S&P 500 Index	-29.6%	-35.2%	-38.1%	-8.7%	-1.4%	-1.5%
Dow Jones Industrial Average	-22.8%	-29.0%	-32.1%	-4.2%	0.3%	0.6%
NASDAQ Composite	-35.0%	-38.8%	-41.8%	-11.0%	-4.1%	-2.7%

The total returns for BIF in the table above do not include the effect of dilution from the 12/2002 rights offering. If the effect of dilution is included, the annualized return since 1/2002 would be 1.4%.

*	Annualized
**	Annualized since January 2002, when the current Advisers became investment advisers to the Fund.

An investor who purchased $10,000 of BIF when BIA and SIA became co-advisers to the Fund in January 2002, and was able to buy it at NAV, would have $12,077 on November 30, 2008. Had the investor purchased the S&P 500 Index at the same time, he’d have less than he started with—only $9,081. So after expenses (and assuming no expenses on the S&P), an investor would have 32% more money having purchased BIF. In a year like 2008, it’s worth noting that the Fund’s performance is effected by the leverage it has. The losses of the Fund were amplified this year by this leverage, just as gains we’ve had in prior years were amplified in up markets.

As mentioned above, we held quite a bit of cash in the Fund from the rights offering this summer. At fiscal year-end, the Fund had about 39% of its assets in cash and cash equivalent positions. Of the securities the Fund held during the year, many declined significantly. We wish we had seen this coming, but the plain and simple truth is we didn’t and don’t have the ability to predict what will happen in the future. Trying to time the market by taking money in and out isn’t a game we try to play. In the long run, we’d lose. What we can do is invest your money in companies who use

11.30.08         ANNUAL REPORT

debt wisely, that have a competitive edge, and that have good margins. We believe these types of companies will survive tumultuous times like this so that when times do get better, they can thrive. There are some companies that didn’t and won’t survive this economic crisis because of too much debt. And it’s really too bad because some of them were good companies, but they were living too close to the edge. The outcome of this is yet to be determined, but a few companies that survive will see themselves with less competition for a time; a silver lining in this dark cloud.

The Fund’s two largest positions, Berkshire Hathaway (28.6% of the Fund’s assets) and Wal-Mart (7.6% of the Fund’s assets) had disparate years. While Berkshire was down 26% during the year, Wal-Mart was actually up 17% during the year, one of the better performing stocks in 2008. One of the reasons we own so much of Berkshire Hathaway is Warren Buffet. For the past few years, he has been building a war chest of cash, which he has recently started to put to work. His patience has been rewarded with investments such as the recent $8 billion worth of 10% preferreds he bought from GE and Goldman Sachs. Considering that the cash was likely earning only around 1% to 2%, he just increased Berkshire’s earnings by about $640 million a year with those two investments alone. Furthermore, because of the weakening financial position of other insurers in the US and abroad, Berkshire will likely be able to start charging a premium for the insurance services of its two largest operating companies: GEICO and GeneralRe.

Next to Wal-Mart, another positive we had in the portfolio was Anheuser-Busch, which was recently bought out by In-Bev.

So what did poorly in the Fund? Where to begin; the list is like a trail of tears—long and sad. Legg Mason and Midland Holdings were down 76% and 78% respectively. Legg Mason suffered due to the stock market decline, while Midland suffered due to the property decline in Hong Kong. Cheung Kong Holdings, another Hong Kong stock, which holds a significant position in Hutchison Whampoa, was down 50%. Walgreens was down 32% and Johnson & Johnson was only down 13.5%. It’s a sad commentary when you can say a stock was down only 13.5%.

If there were ever a good time to talk about fear, it’s now. In relation to the market, we can put fear into two different camps: warranted fear and unwarranted fear. We’ve seen a lot of both in recent months. When fear strikes and the market price of a security declines rapidly and/or precipitously, the reasons seem to come from short-term circumstances or it comes simply from the fact that the security price is falling. This is unwarranted fear. It’s the kind we look for because an investor can sometimes find great bargains as a result. The question in these cases is when does the unwarranted fear stop? Trying to buy at the right time can be like catching a falling knife. In the other camp, we’ve seen a lot of warranted fear. The economy is such that, as mentioned above, many companies will be worth a lot less for...well, maybe forever. Others will go bankrupt. A healthy fear of such companies is warranted.

BOULDER GROWTH & INCOME FUND, INC.	www.boulderfunds.net

In the second half of the year, we made only a few purchases: Heineken Holdings, down slightly from where we bought, Constellation Energy, actually up from where we bought, and Great Plains Energy, also up slightly from where we bought. We also added to our Berkshire position and Walgreens.

The Fund has a concentration policy to invest 25% or more of its assets in real estate related companies. After the rights offering, we fell below that level and we have not yet found enough buys to get back up to the 25% threshold. We’d rather not invest in stocks which may (and did) go down, just to meet the concentration limit. On that front, we are starting to see some good values and we’ll keep you informed.

The Fund stopped paying a monthly dividend. The last dividend paid was October 31, 2008. The decision to suspend the dividend had to do with several factors, not the least of which is the declining stock market. The downturn is beginning to provide some good values which fit the Fund’s investing criteria. This use of the Fund’s cash better serves the long-term interests of the Fund’s stockholders, who invest for the long haul and for total returns. The Fund paid out a total of $1.265 per share in dividends in the fiscal year, all a return of capital. There was no December dividend in 2008. We’ve had a few people ask if the Fund will resume the managed distribution in the future. The answer for now is not likely. Ending the dividend payments does not change our investment objective of total return one bit. We will still strive to invest in the best companies we can find. We take into consideration whether or not dividends are paid by these companies, but it won’t necessarily drive our decision. Remember, total return means both income and capital appreciation from the companies we buy. We expect long-term capital appreciation from companies we buy which don’t pay dividends. You will receive a Form 1099-DIV from your broker or the transfer agent with the tax characteristics of the dividends paid.

The Fund’s AMPs which were issued as leverage have not had a successful auction since mid-February 2008, meaning holders of the AMPs haven’t had the opportunity to sell their shares in an auction since then. Around this timeframe, the broker-dealers who had regularly been participating in the auctions as buyers just stopped buying. They simply didn’t have the capital to commit. However, when this “backstop” disappeared, auctions began failing. Everyone rushed to sell their shares all at once, but there were no buyers. It has remained that way ever since. Unlike most financials, which have been downgraded in this credit crunch, the Fund’s AMPs still have AAA rated credit quality and the Fund is meeting all its obligations with respect to preferred stockholders. The AMPs continue paying regular monthly dividends and are backed by all the assets in the Fund. The auction failures have nothing to do with the credit quality of the Fund’s AMPs. Most auction rate preferred stock, including the AMPs issued by the Fund, are rated “AAA.”

The “fail” rate on the Fund’s unsuccessful auctions sets the rate at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points. The last rate set on November 10, 2008 was 2.873%, which was the “fail” rate. As of 11/30/08, the Fund’s $25 million of auction rate preferreds represent 14% of the Fund’s total assets.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, managed distribution information, and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. You will also find information about the Boulder Growth & Income Fund’s sister fund – the Boulder Total Return Fund – on the website.

Sincerely,

Stewart R. Horejsi	Carl D. Johns
Stewart Investment Advisers	Boulder Investment Advisers, LLC
Barbados, W.I.	Boulder, Colorado

FINANCIAL DATA [Unaudited]

	Per Share of Common Stock
	Net Asset	NYSE	Dividend
	Value	Closing Price	Paid
11/30/07	$8.92	$9.16	$0.115
12/31/07	8.81	9.53	0.115
1/31/08	8.41	9.64	0.115
2/29/08	8.27	9.66	0.115
3/31/08	7.98	8.27	0.115
4/30/08	8.10	8.85	0.115
5/31/08	8.06	8.16	0.115
6/30/08	7.34	7.36	0.115
7/31/08	7.13	7.41	0.115
8/31/08	7.03	7.61	0.115
9/30/08	6.89	6.01	0.115
10/31/08	6.15	5.33	0.115
11/30/08	5.90	4.35	0.000

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON SHARES AND PREFERRED SHARES

PORTFOLIO OF INVESTMENTS
November 30, 2008

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS 68.0%
DOMESTIC COMMON STOCKS 49.5%
Buildings - Residential/Commercial 0.2%
11,400	DR Horton, Inc.	$78,318
3,300	KB Home	38,379
7,600	Ryland Group, Inc.	128,972
6,300	Toll Brothers, Inc.*	125,559
		371,228
Construction Machinery 0.5%
20,000	Caterpillar, Inc.	819,800

Data Processing-Management 0.1%
10,690	Fidelity National Information Services, Inc.	183,654

Diversified 28.6%
466	Berkshire Hathaway, Inc., Class A*	48,464,000
500	Berkshire Hathaway, Inc., Class B*	1,749,500
		50,213,500
Diversified Financial Services 1.3%
35,000	American Express Co.	815,850
22,000	Legg Mason, Inc.	396,440
50,000	Moody’s Corp.	1,085,500
		2,297,790
Electric Utilities 4.1%
183,000	Constellation Energy Group, Inc.	4,478,010
150,000	Great Plains Energy, Inc.	2,818,500
		7,296,510
Healthcare Products & Services 0.6%
18,000	Johnson & Johnson	1,054,440
Insurance 0.9%
47,074	Fidelity National Financial, Inc.	580,422
40,000	First American Corp.	960,800
		1,541,222
Manufacturing 1.3%
50,500	Eaton Corp.	2,340,170

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Real Estate Investment Trust (REIT) 1.3%
75,000	Nationwide Health Properties, Inc.	$1,697,250
15,000	Regency Centers Corp.	534,150
		2,231,400

Registered Investment Company (RIC) 1.6%
230,000	Cohen & Steers REIT and Utility Income Fund, Inc.	1,359,300
66,000	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	491,040
124,592	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	907,030
		2,757,370

Retail 9.0%
27,500	The Home Depot, Inc.	635,525
69,000	Walgreen Co.	1,707,060
240,000	Wal-Mart Stores, Inc.	13,411,200
		15,753,785

TOTAL DOMESTIC COMMON STOCKS (Cost $80,748,812)		86,860,869

FOREIGN COMMON STOCKS 8.9%
Australia 0.4%
983,610	ING Office Fund	703,104

Canada 0.6%
10,200	Bank of Nova Scotia	304,306
44,000	Brookfield Asset Management, Inc., Class A	677,278
		981,584

France 0.7%
9,500	Unibail-Rodamco	1,271,913

Hong Kong 2.9%
185,000	Cheung Kong Holdings, Ltd.	1,742,559
600,000	Hang Lung Properties, Ltd.	1,292,887
500,000	Henderson Investment, Ltd.	24,193
104,500	Henderson Land Development Co., Ltd.	354,621
1,500,000	Midland Holdings, Ltd.	493,542
650,000	Wheelock & Co., Ltd.	1,232,887
		5,140,689

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Japan 0.0%(1)
105	New City Residence Investment Corp.(2)	$4,559

Netherlands 1.4%
60,000	Heineken Holding NV	1,549,759
31,663	Heineken NV	870,935
		2,420,694

New Zealand 1.3%
4,150,135	Kiwi Income Property Trust	2,304,350

Singapore 0.5%
850,000	Ascendas Real Estate Investment Trust	832,121

Turkey 0.0%(1)
57,183	Dogus GE Gayrimenkul Yatirim Ortakligi A.S.*	17,148

United Kingdom 1.1%
65,000	British Land Co. PLC	523,823
25,000	Diageo PLC, Sponsored ADR	1,409,250
		1,933,073

TOTAL FOREIGN COMMON STOCKS (Cost $20,473,434)		15,609,235

AUCTION PREFERRED SECURITIES 6.7%
228	Advent Claymore Global Convertible Securities & Income Fund, Series W(2)	5,700,000
39	Cohen & Steers REIT and Preferred Income Fund, Inc.(2)	975,000
44	Cohen & Steers Select Utility Fund, Series M7(2)	1,100,000
108	Gabelli Dividend & Income Trust(2)	2,700,000
48	Neuberger Berman Real Estate Securities Income Fund, Series A (2)	1,200,000
		11,675,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $11,675,103)		11,675,000

HEDGE FUNDS 2.9%
5	Ithan Creek Partners, L.P.*(2)	5,054,484

TOTAL HEDGE FUNDS (Cost $5,000,000)		5,054,484

TOTAL LONG TERM INVESTMENTS (Cost $117,897,349)		$119,199,588

See accompanying notes to financial statements.

Shares/
Principal
Amount	Description	Value (Note 1)
SHORT TERM INVESTMENTS 32.0%
DOMESTIC GOVERNMENT BONDS 29.3%
$2,500,000	United States Cash Management Bills, Discount Notes, 0.430% due 4/29/2009	2,495,965
49,000,000	United States Treasury Bills, Discount Notes, 1.360%, due 3/19/2009	48,988,682

TOTAL DOMESTIC GOVERNMENT BONDS
(Amortized Cost $51,295,631)		51,484,647

FOREIGN GOVERNMENT BONDS 2.4%
New Zealand 1.1%
3,670,000	New Zealand Treasury Bills, Discount Notes, 5.020%, due 1/28/2009, NZD	2,001,910

United Kingdom 1.3%
1,450,000	United Kingdom Treasury Bills, Discount Notes, 5.050%, due 12/1/2008, GBP	2,230,014

TOTAL FOREIGN GOVERNMENT BONDS
(Amortized Cost $4,856,100)		4,231,924

MONEY MARKET FUNDS 0.3%
501,808	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7 day yield, 0.364%	501,808

TOTAL MONEY MARKET FUNDS
(Cost $501,808)		501,808

See accompanying notes to financial statements.

Description	Value (Note 1)
TOTAL SHORT TERM INVESTMENTS
(Cost $56,653,539)	$56,218,379

TOTAL INVESTMENTS 100.0%
(Cost $174,550,888)	175,417,967

OTHER ASSETS AND LIABILITIES 0.0%(1)	(81,653)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK 100.0%	175,336,314

AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE	(25,000,000)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK	$150,336,314

*	Non-income producing security.
(1)	Less than 0.05% of Total Net Assets Available to Common Stock and Preferred Stock.
(2)	Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of November 30, 2008 is $16,734,043.

Common Abbreviations:

ADR - American Depositary Receipt

A.S. - Anonim Sirketi (Turkish: Joint Stock Company)

GBP - British Pound

Ltd. - Limited

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation

NZD - New Zealand Dollar

PLC - Public Limited Company

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one of the industry/geography sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund Management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of net assets available to common and preferred shares. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2008

ASSETS:
Investments, at value (Cost $174,550,888) (Note 1)	$175,417,967
Foreign currency, at value (Cost $44,952)	42,925
Dividends and interest receivable	252,558
Prepaid expenses and other assets	7,747
Total Assets	175,721,197

LIABILITIES:
Investment co-advisory fees payable (Note 2)	180,171
Legal and audit fees payable	56,487
Administration and co-administration fees payable (Note 2)	40,643
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	38,479
Directors’ fees and expenses payable (Note 2)	20,431
Printing fees payable	18,407
Custody fees payable	18,497
Accrued expenses and other payables	11,768
Total Liabilities	384,883
FUND TOTAL NET ASSETS	$175,336,314

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)	25,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$150,336,314

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,322,375
Accumulated net realized loss on investments sold and foreign currency related transactions	(105,329)
Net unrealized appreciation on investments and foreign currency translation	864,312
NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$150,336,314

Net Asset Value, $150,336,314/25,495,585 common shares outstanding	$5.90

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2008

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $122,559)	$3,453,855
Interest and other income	893,419
Securities lending income, net	61,819
Total Investment Income	4,409,093

EXPENSES:
Investment co-advisory fee (Note 2)	2,134,162
Administration and co-administation fees (Note 2)	478,885
Directors’ fees and expenses (Note 2)	88,759
Legal and audit fees	87,948
Preferred stock broker commissions and auction agent fees	74,557
Printing fees	70,661
Transfer agency fees	49,810
Custody fees	18,497
Insurance expense	16,645
Other	64,467
Total Expenses	3,084,391
Fees waived by administrator (Note 2)	(13,158)
Net Expenses	3,071,233
Net Investment Income	1,337,860

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investment securities	(324,225)
Foreign currency related transactions	(665,200)
(989,425)

Net change in unrealized appreciation on:
Investment securities	(37,318,810)
Foreign currency related transactions	(48,121)
(37,366,931)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(38,356,356)
LESS: PREFERRED STOCK DISTRIBUTIONS (NOTE 9)
From net investment income	(31,439)
From tax return of capital	(1,049,569)
Total Distributions: Preferred Stock	(1,081,008)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,099,504)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2008	November 30, 2007
OPERATIONS:
Net investment income	$1,337,860	$3,021,014
Net realized gain/(loss) on investments sold	(989,425)	5,513,439
Net change in unrealized appreciation on investments during the year	(37,366,931)	8,242,905
Net Increase/(Decrease) in Net Assets Resulting from Operations	(37,018,496)	16,777,358

DISTRIBUTIONS: PREFERRED STOCK (NOTE 9)
From net investment income	(31,439)	(1,302,146)
From net realized capital gains	—	(58,033)
From tax return of capital	(1,049,569)	—
Total Distributions: Preferred Stock	(1,081,008)	(1,360,179)

Net Increase/(Decrease) in Net Assets
Resulting From Operations Applicable to Common Stockholders	(38,099,504)	15,417,179

DISTRIBUTIONS: COMMON STOCK (NOTE 9)
From net investment income	—	(6,899,173)
From net realized capital gains	—	(307,480)
From tax return of capital	(24,010,394)	(9,042,238)
Total Distributions: Common Stock	(24,010,394)	(16,248,891)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering (Note 10)	76,166,564	32,953,816
Expenses incurred for rights offering (Note 10)	(142,294)	(162,591)
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income, distributions from net realized gains and tax return of capital	635,633	722,381
Total Capital Share Transactions	76,659,903	33,513,606
Net Increase in Net Assets	14,550,005	32,681,894

NET ASSETS:
Beginning of year	160,786,309	128,104,415
End of period (including distributions in excess of net investment income of $0 and $(422,325), respectively)	175,336,314	160,786,309
Auction Market Preferred Stock (AMPS) Redemption Value	(25,000,000)	(25,000,000)
Net Assets Applicable to Common Stockholders	$150,336,314	$135,786,309

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
For a Common Share Outstanding Throughout Each Period.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Year Ended November 30,
	2008		2007		2006		2005		2004
OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$8.92		$9.08		$8.00		$7.58		$6.65

Income From Investment Operations
Net investment income (a)	0.07		0.25		0.40		0.04		0.01
Net realized and unrealized gain/(loss) on investments	(1.77)		1.06		1.51		0.39		0.95
Total from Investment Operations	(1.70)		1.31		1.91		0.43		0.96

Distributions: Preferred Stock (b)
Dividends paid from net investment income (a)	(0.00	)(c)	(0.11)		(0.11)		(0.01)		—
Dividends paid from long term capital gains (a)	—		(0.00	)(c)	—		—		—
Dividends paid from tax return of capital (a)	(0.05)		—		—		—		—
Change in accumulated undeclared dividends on AMPS*	—		—		(0.00	)(c)	(0.00	)(c)	—
Total Dividends Paid to AMPS*	(0.05)		(0.11)		(0.11)		(0.01)		—
Net Increase/(Decrease) from Operations Applicable to Common Shares	(1.75)		1.20		1.80		0.42		0.96

Distributions: Common Stock
Dividends paid from net investment income	—		(0.57)		(0.35)		—		—
Distributions paid from net realized capital gains	—		(0.03)		—		—		—
Distributions paid from tax return of capital	(1.27)		(0.75)		(0.37)		—		(0.03)
Total Dividends Paid to Common Stockholders	(1.27)		(1.35)		(0.72)		—		(0.03)

Accretive Impact of Capital Share Transactions	—		(0.01)		—		—		—
Net Increase/(Decrease) in Common Net Asset Value	(3.02)		(0.16)		1.08		0.42		0.93
Common Share Net Asset Value - End of Year	$5.90		$8.92		$9.08		$8.00		$7.58
Common Share Market Value - End of Year	$4.35		$9.16		$10.45		$6.96		$6.63

Total Return, Common Share Net Asset Value (d)	(21.83)%		12.5%		23.5%		5.5%		14.4%
Total Return, Common Share Market Value (d)	(43.88)%		0.3%		63.3%		5.0%		21.0%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Net Operating Expenses	2.11%		2.65%		2.47%		2.24%		2.00%
Operating Expenses including interest expense	—		—		—		3.00%		2.38%
Gross Operating Expenses	2.12%		2.68%		2.52%		3.06%		2.06%
Net Investment Income	0.18	%(e)	1.52	%(e)	3.44	%(e)	0.55	%(e)	0.01%

SUPPLEMENTAL DATA:
Portfolio Turnover Rate	24%		49%		35%		41%		33%
Net Assets applicable to Common Stockholders, end of year (000s)	$150,336		$135,786		$103,104		$90,673		$85,896
Number of common shares outstanding at the end of the year (in 000’s)	25,496		15,226		11,353		11,328		11,328
Ratio of operating expenses to Total Average Net Assets including AMPS*	1.80%		2.16%		1.96%		2.46%		—

*	Taxable Auction Market Preferred Stock (“AMPS”).
(a)	Calculated based on the average number of common shares ourtstanding during each fiscal year.
(b)	On October 17, 2005, the Fund issued 1,000 shares of AMPS.
(c)	Amount represents less than $(0.01) per Common Share
(d)	Total return based on per share net asset value reflects the effects of changes in net assets value on the performance of the Fund during each fiscal period. Total return based on

See accompanying notes to financial statements.

per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted.

(e)

For the years ended November 30, 2005, 2006, 2007, and 2008, the net investment income ratio reflects income net of operating expenses and payments and change in undeclared dividends to AMP Stockholders.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

				Involuntary	Average
			Asset	Liquidating	Market
	Liquidation	Total Shares	Coverage	Preference	Value
	Value (000)	Outstanding (000)	Per Share(2)	Per Share(3)	Per Share(3)

11/30/08	$25,000	1	$175,375	$25,000	$25,000
11/30/07	25,000	1	160,830	25,000	25,000
11/30/06	25,000	1	128,167	25,000	25,000
11/30/05	25,000	1	115,673	25,000	25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund’s total assets and dividing by the number of AMPS outstanding.
(3)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

NOTE 1.             SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund’s Common Shares is determined by the Fund’s administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common stock by the number of Common Shares outstanding. The value of the Fund’s net assets attributable to Common Shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Under certain circumstances, fair value may equal the mean between the bid and asked prices. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the twelve months ended November 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimation of the price that would have prevailed in an active market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$102,967,353
Level 2—Significant Observable Inputs	67,391,571
Level 3—Significant Unobservable Inputs	5,059,043
Total	$175,417,967

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/1/07	$—
Realized gain/(loss)	—
Change in unrealized appreciation	54,484
Net purchases/(sales)	5,000,000
Transfer in and/or out of Level 3	4,559
Balance as of 11/30/08	$5,059,043

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments. During the year ended

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

November 30, 2008 the Fund received dividends from REITS of $175,500 and RICS of $721,687. It is estimated that none of these dividends were return of capital.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Fund had no outstanding repurchase agreements as of November 30, 2008.

Lending of Portfolio Securities: Prior to August 1, 2008, the Fund used State Street Bank and Trust Company (“State Street”) as its lending agent, to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are reported as “Securities lending income” in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. The Fund received cash collateral, which was invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. The cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio were for the same or similar services as fees paid by the Fund, there was a layering of fees, which would have increased expenses and decreased returns. Although risk was mitigated by the collateral, the Fund could have experienced a delay in recovering its securities and a possible loss of income or value if the borrower failed to return the securities when due. As of November 30, 2008, the Fund was not participating in any securities lending arrangements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

Dividends and Distributions to Stockholders: Dividends to Common Stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Prior to November 10, 2008, it was the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders (the “Policy”). The Fund’s ability to satisfy the Policy depended on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on the AMPS, and the level of expenses. In an effort to maintain a stable distribution amount, the Fund could have paid distributions consisting of net investment income, realized capital gains and tax return of capital. Tax return of capital represents a return of a stockholder’s original investment in Fund shares and should not be considered yield by investors in the Fund. To the extent stockholders receive a return of capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. It is possible that a portion of the distributions will represent capital gains earned by the Fund but offset by capital loss carry-forwards, which will be taxable at the ordinary income tax rates. An IRS Form 1099-DIV will be sent to stockholders indicating the tax characteristic of the distributions they received and exactly how much is from ordinary income, if any, capital gains, if any, and return of capital, if any. Stockholders should seek their own tax advice regarding the reporting of income, the gain or loss on the sale of Fund shares.

The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held November 10, 2008. The Fund’s Board of Directors considered continuation of the Policy and a number of alternatives and other factors before coming to the conclusion to suspend the Policy.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Effective December 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal tax filings remains open for the fiscal years ended November 30, 2008, November 30, 2007, November 30, 2006 and November 30, 2005. The statute of limitation on the Fund’s state tax filings remains open for the fiscal years ended November 30, 2008, November 30, 2007, November 30, 2006, November 30, 2005 and November 30, 2004.

NOTE 2.             INVESTMENT CO-ADVISORY FEES, DIRECTORS’ FEES, CO-ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total assets under management (including the principal amount of leverage, if any). At the January 25, 2008 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on assets up to $400 million, 1.10% on assets between $400-$600 million and 1.00% on assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund’s principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund’s average monthly total assets (including leverage) up to $250 million; 0.18% of the Fund’s average monthly total assets (including leverage) on the next $150 million; and, 0.15% on the value of the Fund’s average monthly total assets (including leverage) over $400 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on total assets under management (including leverage) should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, and certain other funds administered or co-administered by FAS (the “Fund Complex”). ALPS receives the greater of the following, based on combined assets of the Fund Complex: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street served as the Fund’s co-administrator and custodian prior to August 1, 2008, when ALPS became co-administrator and Bank of New York Mellon (“BNY Mellon”) became the Fund’s custodian.

PNC Global Investment Servicing (“PNC GIS”) serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PNC GIS’s services as such, the Fund pays PNC GIS a monthly fee plus certain out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3.             PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short term securities), including in-kind purchases of $4,069,170 and sales of $4,071,228, during the year ended November 30, 2008 were $46,309,929 and $33,144,566, respectively.

During the year ended November 30, 2008, the Fund had realized gains/(losses) of $(361,721) on securities associated with in-kind sales to a related party, an affiliated fund, Boulder Total Return Fund, Inc.

On November 30, 2008, based on cost of $174,550,888 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $15,361,314 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $14,494,235, resulting in net unrealized appreciation of $867,079.

NOTE 4.             CAPITAL

At November 30, 2008, 249,990,000 of $0.01 par value Common Stock were authorized, of which 25,495,585 were outstanding.

Transactions in Common Shares were as follows:

	Year Ended November 30, 2008	Year Ended November 30, 2007
Common Shares outstanding – beginning of period	15,226,099	11,353,494
Common Shares issued as reinvestment of dividends	86,790	71,486
Rights Offering	10,182,696	3,801,119
Common Shares outstanding – end of period	25,495,585	15,226,099

NOTE 5.             TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Auction Market Preferred Stock (“AMPS”). On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and have no mandatory retirement date.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market.

In February 2008, the AMPS market across almost all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at its liquidation preference. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS). The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is subject to certain restrictions relating to the AMPS. Specifically, the Fund is required under the 1940 Act to maintain an asset coverage with respect to the AMPS of 200% or greater. The Fund is also required to maintain certain coverage amounts for Fitch and Moody’s (“rating agencies”). Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The Fund was in compliance with these requirements as of November 30, 2008. The holders of AMPS are entitled to one vote per stock and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer. These fees are paid for failed auctions as well.

On November 30, 2008, 1,000 shares of AMPS were outstanding at the annual rate of 2.87%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

NOTE 6.             PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2008, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

At the April, 2007 Annual Meeting of Stockholders, stockholders approved a proposal to change the Fund’s industry concentration policy so that the Fund must invest more than 25% of its assets in “real estate related companies” rather than solely in real estate investment trusts (REITs) and related companies.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a “non-diversified” fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

NOTE 7.             SIGNIFICANT SHAREHOLDERS

On November 30, 2008, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 3,450,912 shares of Common Stock of the Fund, representing approximately 13.54% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

NOTE 8.             SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its AMPS and/or its Common Stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended November 30, 2008 and November 30, 2007, the Fund did not repurchase any of its own stock.

NOTE 9.             TAX BASIS DISTRIBUTIONS

As determined on November 30, 2008, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Permanent book and tax basis differences of $(884,095) and $884,095, were reclassified at November 30, 2008 among distributions in excess of net investment income and accumulated net realized losses on investments, respectively, for the Fund.

The tax character of distributions paid during the years ended November 30, 2008 and November 30, 2007 was as follows:

	Year Ended	Year Ended
	November 2008	November 2007
Distributions paid from:
Ordinary Income	$31,439	$8,201,319
Long-Term Capital Gain	—	365,513
Tax Return of Capital	25,059,963	9,042,238
	$25,091,402	$17,609,070

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

As of November 30, 2008, the Fund had available for tax purposes unused capital loss carryovers of $105,329 expiring November 30, 2016.

As of November 30, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Accumulated Capital Losses	$(105,329)
Unrealized Appreciation	864,312
$758,983

NOTE 10.                                OTHER INFORMATION

Rights Offerings: On July 20, 2007 the Fund commenced a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three shares held on the record date at a subscription price equal to the net asset value (“NAV”) per common share at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was August 1, 2007. The subscription period was from August 13, 2007 to September 14, 2007. The price for the shares issued through the rights offering was calculated based on the NAV on the expiration date of the offering, which was determined to be $8.67. The rights offering was fully subscribed and the Fund issued 3,801,119 new shares at a price of $8.67 per share. The total gross proceeds to the Fund were $32,953,816. The expense associated with the rights offering totaled $162,591.

On May 5, 2008 the Fund’s Board of Directors approved a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three rights held on the record date at a subscription price equal to the net asset value “NAV” per share of common share at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was May 15, 2008. The subscription period was from May 23, 2008 to June 20, 2008. The subscription price for each newly issued share was determined to be $7.48, the Fund’s NAV at the close of trading on Friday, June 20, 2008. The total gross proceeds to the Fund were $76,166,564. The expenses associated with the rights offering totaled $142,294.

NOTE 11.                                RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”) “Disclosures about Derivative Instruments and Hedging Activities”—an amendment of FASB Statement No. 133 (“SFAS 1 33”), expands the disclosure requirements in SFAS 133 about entity’s derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
November 30, 2008

To the Stockholders and Board of Directors of Boulder Growth & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Growth & Income Fund, Inc., (the “Fund”), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Boulder Growth & Income Fund, Inc. for each of the two years in the period ended November 30, 2005 were audited by other auditors whose report, dated January 13, 2006, expresses an unqualified opinion on that statement.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

January 26, 2009

ADDITIONAL INFORMATION [Unaudited]
November 30, 2008

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www. sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Growth & Income Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fundrelated solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Tax Information. Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2008, 100% qualify for the dividend received deduction available to stockholder.

The amount of long-term capital gains paid for the fiscal year ended November 30, 2008 was $0.

For the fiscal year ended November 30, 2008, 100% of the taxable investment income qualifies for the 15% dividend tax rate.

SUMMARY OF DIVIDEND REINVESTMENT PLAN [Unaudited]
November 30, 2008

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the stocks are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PNC Global Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-800-331-1710.

DIRECTORS AND OFFICERS [Unaudited]
November 30, 2008

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

INDEPENDENT DIRECTORS

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex Overseen by Director†

Joel W. Looney Chairman Age: 47	Director of the Fund since 2002. Chairman of the Board since 2003. Current term to expire at the 2009 Annual Meeting.	Partner (since 1999), Financial Management Group, LLC (investment adviser); Director and Chairman (since October 2007), The Denali Fund Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.	4

Dr. Dean L. Jacobson Age: 69	Director of the Fund since 2006. Current term to expire at the 2009 Annual Meeting.	Founder and President, Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director (since October 2007), The Denali Fund Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

Richard I. Barr Age: 71	Director of the Fund since 2002. Current term to expire at the 2009 Annual Meeting.	Retired. Manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (since October 2007), The Denali Fund Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.	4

INTERESTED DIRECTORS**

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex Overseen by Director†

Susan L. Ciciora Age: 44	Director of the Fund since 2006. Current term to expire at the 2009 Annual Meeting.	Trustee, Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B; Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (since October 2007), The Denali Fund Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

John S. Horejsi Age: 40	Director of the Fund since 2004. Current term to expire at the 2009 Annual Meeting.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (since October 2007), The Denali Fund Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2006), First Opportunity Fund, Inc.	4

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, The Denali Fund Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.
**	Ms. Ciciora and Mr. Horejsi each are an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 25, 2008. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years

Stephen C. Miller Age: 56	President of the Fund since 2002. Director of the Fund from 2002 through 2004. Appointed annually.

President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 1999) and Director (1999-2004), Boulder Total Return Fund, Inc.; President (since 2003) and Director and Chairman (2003), First Opportunity Fund, Inc.; President (since October 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 45	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund since 2002. Appointed annually.

Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services L.L.C.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 1999), Boulder Total Return Fund, Inc.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 2003), First Opportunity Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since October 2007), The Denali Fund Inc.

Joel L. Terwilliger Age: 40	Chief Compliance Officer of the Fund since 2007. Appointed annually.

Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers LLC, Stewart Investment Advisers, Fund Administrative Services L.L.C., Boulder Total Return Fund, Inc., First Opportunity Fund, Inc.; Chief Compliance Officer (since October 2007), The Denali Fund Inc.; Senior Associate/Managing Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years

Stephanie J. Kelley Age: 52	Secretary since 2002. Appointed annually.

Secretary (since 2000), Boulder Total Return Fund, Inc.; Secretary (since 2003), First Opportunity Fund, Inc.; Secretary (since October 2007), The Denali Fund Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; Employee (since 1999), Fund Administrative Services L.L.C.

Nicole L. Murphey Age: 31	Vice President (since 2008) and Assistant Secretary since 2002. Appointed Annually.

Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2003), First Opportunity Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since October 2007), The Denali Fund, Inc.; Employee (since 1999), Fund Administrative Services L.L.C.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

BOULDER GROWTH & INCOME FUND, INC.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, L.L.C.
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.

P.O. Box 43027

Providence, RI 02940-3027

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no amendments made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

a)     Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,500 and $27,900 for the fiscal years ended November 30, 2007 and November 30, 2008, respectively.

(b)   Audit-Related Fees – The aggregate fees billed to the Registrant for the fiscal year ended November 31, 2007, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES were $6,500 for providing an opinion in connection with a rights offering.  The aggregate fees billed for the fiscal year ended November 30, 2008 were $0.

(c)   Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $6,875 and $7,250 for the fiscal years ended November 30, 2007 and November 30, 2008, respectively.

(d)   All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of  this Item were $4,250 and $5,000 for the fiscal years ended November 30, 2007 and November 30, 2008, respectively. These fees pertained to agreed-upon procedures reports related to the Fund’s Auction Market Preferred Shares.

(e)   (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2008 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)   Not applicable.

(h)   Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and The Denali Fund Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.             Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2.             Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.             Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.             Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.             Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.                                       Name of the issuer of the portfolio security

2.                                       Exchange ticker symbol

3.                                       CUSIP #

4.                                       Shareholder meeting date

5.                                       Brief indication of the matter voted on

6.                                       Whether matter was proposed by the issuer or by a security holder

7.                                       Whether the Fund cast its vote on the matter

8.                                       How the Fund cast its vote

9.                                       Whether the Fund cast its vote for or against management

6.             Disclosures.

a.     The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.             Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.                                       Proxy voting policies and procedures

2.                                       Proxy statements received regarding client securities

3.                                       Records of votes cast on behalf of clients

4.                                       Records of written client requests

5.                                       Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.             Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(3) This disclosure is included in all  registration statements filed on behalf of the Funds after July 1, 2003.

(4) This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

(5) This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

(6) This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

2

EXHIBIT  A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting

BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Category	Guideline	Voting

	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Category	Guideline	Voting

Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated:  October 26, 2007

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi together with Carl D. Johns, the Fund’s Vice President and Treasurer, are the Fund’s investment managers and are responsible for the day-to-day management of the Fund’s assets. Together, they are responsible for the Fund’s asset allocation and stock selection and for the research thereof; they are also responsible for managing the Fund’s cash and short-term investments. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”.  BIA and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as co-advisers to the Fund and are collectively referred to as the “Advisers”.   The Portfolio Managers act as the portfolio managers with respect to the Fund and two other registered investment companies, the Boulder Total Return Fund, Inc. (“BTF”) and The Denali Fund Inc. (“DNY”). As of November 30, 2008, BTF and DNY had total assets, including leverage, of approximately $235 million and $96 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and manages their portfolios of equities having an aggregate value of approximately $546 million as of December 31, 2008. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for BIA and SIA since 1999.  Mr. Johns has been the Vice President and Treasurer of BIA since 1999, Assistant Manager of Fund Administrative Services, LLC since 1999, Chief Accounting Officer, Vice President, and Treasurer of the Fund since 2002, of BTF since 1999, of First Opportunity Fund, Inc. since 2003, and of DNY since October 2007.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF and DNY.  Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BTF, DNY and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the assets of the Horejsi Affiliates which are managed by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios do not generally consist of the same investments as the Fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B (the “Ernest Trust”), which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 3,450,912 shares of the Fund as of November 30, 2008.  Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Horejsi disclaims all such beneficial ownership. Mr. Johns holds between $100,001 and $500,000 of the shares of the Fund as of December 31, 2008.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	February 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	February 5, 2009

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date	February 5, 2009